PBF Logistics Declares Quarterly Distribution of $0.30 per Unit and
Announces Second Quarter 2022 Earnings Results

•Second quarter net income attributable to the limited partners of $39.2 million, or $0.62 per common unit, EBITDA attributable to PBFX of $58.1 million and Adjusted EBITDA of $57.5 million
•Year-to-date debt reduced by $70.0 million through repayments on the revolving credit facility
•Declares quarterly distribution of $0.30 per unit
•PBF Energy Announces Agreement to Acquire Remaining Public Stake in PBF Logistics LP

PARSIPPANY, NJ – July 28, 2022 – PBF Logistics LP (NYSE:PBFX, the “Partnership”) today announced second quarter 2022 net income attributable to the limited partners of $39.2 million, or $0.62 per common unit. During the quarter, the Partnership generated cash from operations of $44.2 million, EBITDA attributable to PBFX of $58.1 million, Adjusted EBITDA of $57.5 million and distributable cash flow of $49.6 million. Included in reported results for the second quarter are $2.9 million, or $0.05 per common unit, of non-cash unit-based compensation expense and continued environmental remediation costs associated with the East Coast Terminals. Also included in second quarter results is approximately $3.5 million of one-time, incremental revenue related to certain East Coast storage operations.

“PBF Logistics enjoyed another quarter of safe, reliable and consistent operations. We reduced our net leverage by an incremental $45 million, $70 million on a year-to-date basis, and today announced a quarterly distribution of $0.30 per unit,” said PBF Logistics GP LLC Executive Vice President Matt Lucey. “Our 2022 focus is on the continued health and safety of our employees and operations, providing high-quality, uninterrupted service to our customers.”

As of June 30, 2022, the Partnership had approximately $497.2 million of liquidity, including approximately $30.7 million in cash and cash equivalents, and access to approximately $466.5 million under its revolving credit facility. Year-to-date, the outstanding balance of the revolving credit facility has been reduced by $70.0 million.

PBF Logistics Declares Quarterly Distribution
The board of directors of PBF Logistics GP LLC, the Partnership’s general partner, declared a regular quarterly cash distribution of $0.30 per common unit. The distribution is payable on August 25, 2022, to unitholders of record at the close of business on August 11, 2022.

This release is intended to be a qualified notice to nominees under Treasury Regulations Section 1.1446-4(b). All of the Partnership’s distributions to foreign investors are attributable to income that is effectively connected with a United States trade or business. Accordingly, the Partnership’s distributions to foreign investors are subject to federal income tax withholding at the highest effective tax rate.

Merger Agreement with PBF Energy
On July 28, 2022, the Partnership and PBF Energy Inc. (“PBF Energy”) announced a definitive merger agreement (the “Merger Agreement”) and plan of merger pursuant to which PBF Energy will acquire all of the publicly held common units representing limited partner interests in the Partnership not already owned by PBF Energy and its subsidiaries on the closing date of the transaction (the “Merger Transaction”). The Merger Agreement provides that each outstanding common unit of the Partnership held by an unaffiliated common unitholder will receive 0.270 shares of PBF Energy Class A common stock and $9.25 in cash, without interest. The merger is expected to close in the fourth quarter of 2022, subject to customary closing conditions. For additional information on this transaction, please refer to the separate joint press release published today.

Non-GAAP Financial Measures
The Partnership defines EBITDA as net income (loss) before net interest expense (including amortization of loan fees and debt premium and accretion on discounted liabilities), income tax expense, depreciation, amortization, impairment expense and change in contingent consideration. The Partnership defines EBITDA attributable to PBFX as net income (loss) attributable to PBFX before net interest expense (including amortization of loan fees and debt premium and accretion on discounted liabilities), income tax expense, depreciation, amortization, impairment expense and change in contingent consideration attributable to PBFX, which excludes results of acquisitions from affiliates of PBF Energy prior to the effective dates of such transactions and earnings attributable to the CPI earn-out (the portion of earnings associated with an earn-out provision related to the purchase of CPI Operations LLC (“CPI”), (the “Contingent Consideration”)). The Partnership defines Adjusted EBITDA as EBITDA attributable to PBFX excluding acquisition and transaction costs, non-cash unit-based compensation expense and items that meet the conditions of unusual, infrequent and/or non-recurring charges. The Partnership defines distributable cash flow as EBITDA attributable to PBFX plus non-cash unit-based compensation expense, less cash interest, maintenance capital expenditures attributable to PBFX and income taxes. Distributable cash flow will not reflect changes in working capital balances. EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA and distributable cash flow are not presentations made in accordance with U.S. generally accepted accounting principles (“GAAP”).

For additional information on the Partnership’s non-GAAP financial measures, including reconciliations to their most directly comparable financial measures calculated and presented in accordance with GAAP, refer to the supplemental information provided in “Results of Operations” and the Earnings Release Tables included herein.

Conference Call Information
The Partnership will host a conference call and webcast regarding quarterly results and other business matters on Thursday, July 28, 2022, at 11:00 a.m. ET. The call is being webcast and can be accessed at PBF Logistics’ website, http://www.pbflogistics.com. The call can also be accessed by dialing (877) 407-8029 or (201) 689-8029. The audio replay will be available approximately two hours after the end of the call and will be available through the company’s website.

Forward-Looking Statements
This press release contains forward-looking statements (as that term is defined under the federal securities laws) made by the Partnership and its management. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties, which include but are not limited to risks related to the Merger Transaction, including the risk that the transaction is not consummated during the expected timeframe, or at all, the risks relating to the securities markets generally, the impact of adverse market conditions impacting PBFX’s logistics and other assets, the possibility that the Partnership may not consummate any potential future acquisitions, the Partnership’s plans for financing any potential future acquisitions, the duration and severity of the COVID-19 pandemic, and other risks inherent in PBFX’s business. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see PBFX’s filings with the Securities and Exchange Commission including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. The Partnership assumes no responsibility or obligation to update forward-looking statements except as may be required by law.

PBF Logistics LP
PBF Logistics LP, headquartered in Parsippany, New Jersey, is a fee-based, growth-oriented master limited partnership formed by PBF Energy Inc. to own or lease, operate, develop and acquire crude oil and refined petroleum products terminals, pipelines, storage facilities and similar logistics assets.

###
Contacts:
Colin Murray (investors)
ir@pbfenergy.com
Tel: 973.455.7578

Michael C. Karlovich (media)
mediarelations@pbfenergy.com
Tel: 973.455.8994

Results of Operations (Unaudited)

Factors Affecting Comparability

The following tables present our results of operations, related operational information and reconciliations of net income and net cash provided by operating activities to our EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA and distributable cash flow (each as defined below) for the three and six months ended June 30, 2022 and 2021.

Our results of operations may not be comparable to our historical results of operations due to certain debt transactions and our annual inflation adjustment to our commercial agreements.

Non-GAAP Financial Measures

We define EBITDA as net income (loss) before net interest expense (including amortization of loan fees and debt premium and accretion on discounted liabilities), income tax expense, depreciation, amortization and change in contingent consideration. We define EBITDA attributable to PBFX as net income (loss) attributable to PBFX before net interest expense (including amortization of loan fees and debt premium and accretion on discounted liabilities), income tax expense, depreciation, amortization and change in contingent consideration attributable to PBFX, which excludes the results of acquisitions from PBF LLC prior to the effective dates of such transactions and earnings attributable to the CPI Operations LLC (“CPI”) earn-out (the portion of earnings associated with an earn-out provision related to the purchase of CPI (the “Contingent Consideration”)). We define Adjusted EBITDA as EBITDA attributable to PBFX excluding acquisition and transaction costs, non-cash unit-based compensation expense and items that meet the conditions of unusual, infrequent and/or non-recurring charges. We define distributable cash flow as EBITDA attributable to PBFX plus non-cash unit-based compensation expense, less cash interest, maintenance capital expenditures attributable to PBFX and income taxes. Distributable cash flow will not reflect changes in working capital balances. We use distributable cash flow to calculate a measure we refer to as our coverage ratio. Our coverage ratio is calculated by dividing distributable cash flow by our total distribution declared. EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA and distributable cash flow are not presentations made in accordance with U.S. generally accepted accounting principles (“GAAP”).

While EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA and distributable cash flow are not presentations made in accordance with GAAP, they are supplemental financial measures that management and external users of our condensed consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:
•our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of EBITDA, financing methods;
•the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;
•our ability to incur and service debt and fund capital expenditures; and
•the viability of acquisitions and other capital expenditure projects and the economic returns on various investment opportunities.

We believe that the presentation of EBITDA, EBITDA attributable to PBFX and Adjusted EBITDA provides useful information to investors in assessing our financial condition and results of operations and assists in evaluating our ongoing operating performance for current and comparative periods. We believe that the presentation of distributable cash flow provides useful information to investors as it is a widely accepted financial indicator used by investors to compare partnership performance and it provides investors with another perspective of the operating performance of our assets and the cash our business is generating. However, EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA and distributable cash flow should not be considered alternatives to net income, income from operations, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP.

EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA and distributable cash flow have important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities. EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA and distributable cash flow are reconciled to their most directly comparable financial measures calculated and presented in accordance with GAAP in the Earnings Release Tables included herein.

These non-GAAP financial measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other partnerships, because they may be defined differently by other partnerships in our industry, thereby limiting their utility.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except unit and per unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue:
Affiliate	$79,624	$75,107	$155,609	$151,040
Third-party	13,742	14,731	27,200	26,303
Total revenue	93,366	89,838	182,809	177,343

Costs and expenses:
Operating and maintenance expenses	28,191	25,447	57,606	50,495
General and administrative expenses	6,682	6,226	10,593	10,690
Depreciation and amortization	9,146	9,276	18,630	18,681
Change in contingent consideration	—	1,149	238	1,804
Total costs and expenses	44,019	42,098	87,067	81,670

Income from operations	49,347	47,740	95,742	95,673

Other expense:
Interest expense, net	(9,706)	(10,212)	(19,419)	(20,499)
Amortization of loan fees and debt premium	(415)	(426)	(833)	(855)
Accretion on discounted liabilities	(5)	(6)	(10)	(12)
Net income attributable to PBF Logistics LP unitholders	$39,221	$37,096	$75,480	$74,307

Net income per limited partner unit (f):
Common units - basic	$0.62	$0.59	$1.20	$1.18
Common units - diluted	0.62	0.59	1.20	1.18

Weighted-average limited partner units outstanding (f):
Common units - basic	63,050,107	62,785,212	63,000,110	62,737,272
Common units - diluted	63,205,739	62,982,884	63,078,204	62,859,734

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
KEY OPERATING AND FINANCIAL INFORMATION
(Unaudited, amounts in thousands except barrel and per unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Transportation and Terminaling Segment
Terminals
Total throughput (barrels per day (“bpd”)) (a)(c)	279,692	257,765	258,311	238,922
Lease tank capacity (average lease capacity barrels per month) (c)	2,256,829	2,421,334	2,349,178	2,455,834
Pipelines
Total throughput (bpd) (a)(c)	147,691	153,834	159,452	153,650
Lease tank capacity (average lease capacity barrels per month) (c)	1,270,012	1,031,234	1,235,834	1,032,490

Storage Segment
Storage capacity reserved (average shell capacity barrels per month) (c)	7,728,150	7,670,900	7,814,688	7,638,031
Total throughput (bpd) (a)(c)	6,144	23,113	7,872	15,535

Cash Flow Information:
Net cash provided by (used in):
Operating activities	$44,150	$35,463	$111,472	$90,285
Investing activities	(1,705)	(2,255)	(3,138)	(3,509)
Financing activities	(65,076)	(44,764)	(111,540)	(90,650)
Net change in cash and cash equivalents	$(22,631)	$(11,556)	$(3,206)	$(3,874)

Other Financial Information:
EBITDA attributable to PBFX (b)	$58,077	$57,016	$113,939	$114,939
Adjusted EBITDA (b)	$57,487	$59,979	$114,068	$118,975
Distributable cash flow (b)	$49,619	$48,535	$95,319	$96,713
Quarterly distribution declared per unit (d)	$0.30	$0.30	$0.60	$0.60
Distributions (d):
Common	$19,093	$19,021	$38,186	$37,945
Total distributions	$19,093	$19,021	$38,186	$37,945
Coverage ratio (b)	2.60x	2.55x	2.50x	2.54x
Capital expenditures	$1,705	$2,255	$3,138	$3,509

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
KEY OPERATING AND FINANCIAL INFORMATION (continued)
(Unaudited, in thousands)

	June 30,	December 31,
Balance Sheet Information:	2022	2021
Cash and cash equivalents (e)	$30,698	$33,904
Property, plant and equipment, net	771,721	787,338
Total assets	866,952	901,297
Total debt (e)	553,377	622,544
Total liabilities	578,528	652,601
Partners’ equity	288,424	248,696
Total liabilities and equity	866,952	901,297

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
RECONCILIATION OF AMOUNTS REPORTED UNDER GAAP
TO EBITDA AND DISTRIBUTABLE CASH FLOW
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Reconciliation of net income to EBITDA and distributable cash flow (b):
Net income	$39,221	$37,096	$75,480	$74,307
Interest expense, net	9,706	10,212	19,419	20,499
Amortization of loan fees and debt premium	415	426	833	855
Accretion on discounted liabilities	5	6	10	12
Change in contingent consideration	—	1,149	238	1,804
Depreciation and amortization	9,146	9,276	18,630	18,681
EBITDA	58,493	58,165	114,610	116,158
Less: Earnings attributable to the CPI earn-out	416	1,149	671	1,219
EBITDA attributable to PBFX	58,077	57,016	113,939	114,939
Non-cash unit-based compensation expense	2,824	2,834	3,478	3,823
Cash interest	(9,741)	(10,266)	(19,497)	(20,612)
Maintenance capital expenditures attributable to PBFX	(1,541)	(1,049)	(2,601)	(1,437)
Distributable cash flow	$49,619	$48,535	$95,319	$96,713

Reconciliation of net cash provided by operating activities to EBITDA and distributable cash flow (b):
Net cash provided by operating activities	$44,150	$35,463	$111,472	$90,285
Change in operating assets and liabilities	7,461	15,324	(12,803)	9,197
Interest expense, net	9,706	10,212	19,419	20,499
Non-cash unit-based compensation expense	(2,824)	(2,834)	(3,478)	(3,823)
EBITDA	58,493	58,165	114,610	116,158
Less: Earnings attributable to the CPI earn-out	416	1,149	671	1,219
EBITDA attributable to PBFX	58,077	57,016	113,939	114,939
Non-cash unit-based compensation expense	2,824	2,834	3,478	3,823
Cash interest	(9,741)	(10,266)	(19,497)	(20,612)
Maintenance capital expenditures attributable to PBFX	(1,541)	(1,049)	(2,601)	(1,437)
Distributable cash flow	$49,619	$48,535	$95,319	$96,713

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
RECONCILIATION OF AMOUNTS REPORTED UNDER GAAP
TO EBITDA AND ADJUSTED EBITDA
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Reconciliation of net income to EBITDA and Adjusted EBITDA (b):
Net income	$39,221	$37,096	$75,480	$74,307
Interest expense, net	9,706	10,212	19,419	20,499
Amortization of loan fees and debt premium	415	426	833	855
Accretion on discounted liabilities	5	6	10	12
Change in contingent consideration	—	1,149	238	1,804
Depreciation and amortization	9,146	9,276	18,630	18,681
EBITDA	58,493	58,165	114,610	116,158
Less: Earnings attributable to the CPI earn-out	416	1,149	671	1,219
EBITDA attributable to PBFX	58,077	57,016	113,939	114,939
Non-cash unit-based compensation expense	2,824	2,834	3,478	3,823
East Coast Terminals environmental remediation costs	45	129	110	213
East Coast Storage Assets one-time, incremental revenue	(3,459)	—	(3,459)	—
Adjusted EBITDA	$57,487	$59,979	$114,068	$118,975

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
SEGMENT FINANCIAL INFORMATION
(Unaudited, in thousands)

	Three Months Ended June 30, 2022
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total revenue	$70,718	$22,648	$—	$93,366
Depreciation and amortization	7,087	2,059	—	9,146
Income (loss) from operations	43,113	12,916	(6,682)	49,347
Other expense	—	—	10,126	10,126
Capital expenditures	1,271	434	—	1,705

	Three Months Ended June 30, 2021
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total revenue	$70,708	$19,130	$—	$89,838
Depreciation and amortization	7,105	2,171	—	9,276
Income (loss) from operations	45,448	8,518	(6,226)	47,740
Other expense	—	—	10,644	10,644
Capital expenditures	2,254	1	—	2,255

	Six Months Ended June 30, 2022
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total revenue	$140,966	$41,843	$—	$182,809
Depreciation and amortization	14,517	4,113	—	18,630
Income (loss) from operations	85,192	21,143	(10,593)	95,742
Other expense	—	—	20,262	20,262
Capital expenditures	2,573	565	—	3,138

	Six Months Ended June 30, 2021
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total revenue	$142,185	$35,158	$—	$177,343
Depreciation and amortization	14,340	4,341	—	18,681
Income (loss) from operations	92,057	14,306	(10,690)	95,673
Other expense	—	—	21,366	21,366
Capital expenditures	3,309	200	—	3,509

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
SEGMENT FINANCIAL INFORMATION (continued)
(Unaudited, in thousands)

	Balance at June 30, 2022
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total assets	$650,111	$189,100	$27,741	$866,952

	Balance at December 31, 2021
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total assets	$688,005	$188,393	$24,899	$901,297

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
FOOTNOTES TO EARNINGS RELEASE TABLES
(Unaudited, in thousands, except per unit data)

(a)	Calculated as the sum of the average throughput per day for each asset group for the periods presented.

(b)	See “Non-GAAP Financial Measures” on page 4 for definitions of EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA, distributable cash flow and coverage ratio.

(c)	Operating information reflects activity subsequent to our acquisitions, the execution of the commercial agreements with PBF Holding and the completion of certain organic growth projects.

(d)	On July 28, 2022, the board of directors of our general partner announced a quarterly cash distribution of $0.30 per limited partner unit based on the results of the second quarter of 2022. The distribution is payable on August 25, 2022 to PBFX unitholders of record at the close of business on August 11, 2022. The total distribution amount includes the expected distributions to be made related to second quarter earnings.

(e)	Management also utilizes net debt as a metric in assessing our leverage. Net debt is a non-GAAP measure calculated by subtracting cash and cash equivalents from total debt. We believe this measurement is also useful to investors since we have the ability to, and may decide to, use a portion of our cash and cash equivalents to retire or pay down our debt. This non-GAAP financial measure should not be considered in isolation or as a substitute for analysis of our debt levels as reported under GAAP. Our definition of net debt may not be comparable to similarly titled measures of other partnerships, because it may be defined differently by other partnerships in our industry, thereby limiting its utility. Our net debt as of June 30, 2022 and December 31, 2021 was $522,679 and $588,640, respectively.

(f)	We base our calculation of net income per limited partner unit on the weighted-average number of limited partner units outstanding during the period and the amount of available cash that has been, or will be, distributed to the limited partners.